UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2003

PHARMACOPEIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27118	33-0557266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip code)

(609) 452-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 9.                                                             Regulation FD Disclosure

        On March 27, 2003, Pharmacopeia filed its Annual Report on Form 10-K for the period ended December 31, 2002 with the Securities and Exchange Commission. In connection with the filing of the Form 10-K, Joseph A. Mollica, Ph.D., Chairman of the Board, President and Chief Executive Officer of Pharmacopeia, and John J. Hanlon, Executive Vice President and Chief Financial Officer of Pharmacopeia, provided to the Securities and Exchange Commission the certifications required by 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  The certifications are furnished as Exhibits 99.1 and 99.2 to this report and are incorporated by reference herein.

Item 7.                    Financial Statements and Exhibits

99.1  Certification by Joseph A. Mollica, Ph.D. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Annual Report of Pharmacopeia for the period ended December 31, 2002.

99.2  Certification by John J. Hanlon pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Annual Report of Pharmacopeia for the period ended December 31, 2002.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.

By:	/s/ John J. Hanlon
John J. Hanlon, Executive Vice
President and Chief Financial Officer
(Duly Authorized Officer)

Date:    March 27, 2003